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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 25, 2006

                             NEENAH FOUNDRY COMPANY
             (Exact name of registrant as specified in its charter)

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
             WISCONSIN                            333-28751                          39-1580331
  (State or other jurisdiction of          (Commission File Number)                (IRS Employer
           incorporation)                                                        Identification No.)
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                               2121 BROOKS AVENUE
                                  P.O. BOX 729
                             NEENAH, WISCONSIN 54957

          (Address of Principal executive offices, including Zip Code)


                                 (920) 725-7000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      Note: This Current Report on Form 8-K should be read in conjunction with the registrant's Current Report on Form 8-K dated May 19, 2006 filed on May 24, 2006. ACP Holding Company, a Delaware corporation ("ACP") is the indirect parent of the registrant, Neenah Foundry Company, a Wisconsin corporation ("Neenah").

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      In connection with the purchase of the ACP Securities (as defined below in Item 5.01) by Tontine Capital Partners L.P. ("Tontine"), the provisions of the Stockholders Agreement, dated as of October 8, 2003 (the "Stockholders Agreement"), among ACP, the Management Stockholders (as defined therein), MacKay Shields LLC ("MacKay Shields"), Citicorp Mezzanine III, L.P. and certain of its affiliates, collectively ("CM-III") and certain affiliates of Trust Company of the West ("TCW" and with MacKay Shields and CM-III, the "Major Sellers") terminated on May 25, 2006.

      The Stockholders Agreement, among other things, (i) governed the composition of the board of directors of ACP and its subsidiaries, including Neenah, (ii) established the requisite approvals for certain significant corporate transactions (including acquisitions and dispositions of material businesses or assets, and the incurrence of debt), and (iii) provided for certain rights, requirements and restrictions with respect to the sale or transfer of ACP Securities.

      A copy of the Stockholders Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

      The purchase of the ACP Securities by Tontine (discussed in Item 5.01 below) constitutes a Change of Control of Neenah, as defined in the indentures (the "Indentures") governing Neenah's $133.1 million of outstanding 11% Senior Secured Notes due 2010 (the "11% Notes) and $100 million of outstanding 13% Senior Subordinated Notes due 2013 (the "13% Notes" and collectively with the 11% Notes, the "Notes"). In accordance with the Indentures, upon a Change of Control, Neenah is required to commence, within 30 days following a Change of Control, a tender offer to purchase all outstanding 11% Notes, and within 30 days following completion of that tender offer Neenah is required to commence a tender offer to purchase all outstanding 13% Notes. Both tender offers are required to be made at a price of 101% of the principal amount of the Notes, plus accrued and unpaid interest to the date of purchase. Neenah has entered into an agreement with Tontine (the "Letter Agreement") whereby Tontine has agreed that Tontine or an affiliate will acquire directly any Notes that are tendered in the tender offers.

      A copy of the Letter Agreement is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

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ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

      As previously disclosed in Neenah's Current Report on Form 8-K dated May 19, 2006 and filed on May 24, 2006, ACP received a Transfer Notice (the "Transfer Notice") along with an executed Securities Purchase Agreement, dated as of May 19, 2006 (the "Securities Purchase Agreement"), by and among Tontine, the Major Sellers and Metropolitan Life Insurance Company ("Met Life"). On May 25, 2006, pursuant to the Securities Purchase Agreement, Tontine purchased all of the shares of common stock of ACP (the "Shares") and warrants to purchase Shares for an exercise price of $.01 per Share (the "Warrants" and together with the Shares, the "ACP Securities") held by the Major Sellers and Met Life for $1.80 per Share and $1.79 per Warrant, payable in cash.

      On May 26, 2006, Tontine also purchased 1,333,330 Shares for $1.80 per Share from certain officers and employees of Neenah and/or ACP who collectively own a total of 4,000,000 Shares (the "Sellers") pursuant to the terms of a Stock Purchase Agreement, dated as of May 19, 2006 (the "Stock Purchase Agreement"). The Stock Purchase Agreement also grants each Seller a right to "put" an additional one-third of his Shares, collectively 1,333,330 additional Shares, subject to specified terms and conditions, to Tontine one year after the initial closing for $1.80 per Share.

      The amount of ACP Securities purchased pursuant to the Securities Purchase Agreement and the Stock Purchase Agreement was 18,152,355 Shares and 20,992,053 Warrants, representing 48.4% of all Shares outstanding on a fully-diluted basis. The aggregate consideration paid for such securities was approximately $70.25 million. ACP Securities purchased by Tontine were purchased with working capital and on margin collateralized by other securities owned by Tontine. Tontine's margin transactions are with UBS Securities LLC, on such firm's usual terms and conditions.

      As of May 26, 2006, Tontine beneficially owned, in the aggregate, 22,329,467 Shares, and 21,139,220 Warrants, representing 53.8% of all Shares outstanding on a fully-diluted basis, which includes the 4,177,112 Shares and 147,167 Warrants that Tontine beneficially owned prior to entering into the Securities Purchase Agreement and the Stock Purchase Agreement.

      The information contained in Item 5.02 below is incorporated herein by reference.

      The foregoing descriptions of the Securities Purchase Agreement, the Stock Purchase Agreement and the Transfer Notice do not purport to be complete and are qualified in their entirety by reference to such documents, which are filed as Exhibits 99.1, 99.2 and 99.3 respectively, hereto, and are incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      The board of directors of ACP consists of five directors. Under the Stockholders Agreement, MacKay Shields designated two members to the board of directors and CM-III and TCW each designated one member to the board of directors. The MacKay

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Shields designees were Andrew B. Cohen and Benjamin C. Duster, IV, Esq. The
CM-III and TCW designees were Michael J. Farrell and Jeffrey G. Marshall.

      Contingent and effective upon consummation of the transactions described in Item 5.01, Andrew B. Cohen, Benjamin C. Duster, IV and Michael J. Farrell resigned from the board of directors of ACP and its subsidiaries, including Neenah (the "Board of Directors").

      As previously disclosed, the Board of Directors unanimously elected, contingent and effective upon consummation of the transactions described in Item 5.01, Joseph V. Lash, David B. Gendell and Stephen E. K. Graham to the Board of Directors to fill the vacancies created by the resignations of Andrew B. Cohen, Benjamin C. Duster, IV and Michael J. Farrell. William M. Barrett and Jeffrey G. Marshall continue to serve on the Board of Directors.

      Biographical information for Joseph V. Lash, David B. Gendell and Stephen
E. K. Graham is set forth below.

      Joseph V. Lash, 43. Mr. Lash has been with Tontine Partners, a Greenwich, CT-based investment partnership, since July 2005. Prior to that, Mr. Lash was Senior Managing Director of Conway, Del Genio, Gries & Co. LLC, a financial advisory firm, from April 2002 to July 2005. From June 1998 to April 2001, Mr. Lash was Managing Director of JP Morgan Chase & Co., a financial services firm.

      David B. Gendell, 45. Mr. Gendell has been with Tontine Partners, a Greenwich, CT-based investment partnership, since January 2004. He focuses on investment opportunities in industrial and manufacturing companies. Prior to that, Mr. Gendell held senior positions at several venture-backed startups. He was President and Chief Operating Officer of Homserv, LLC, a privately-held data aggregator focused on real estate transactions. Prior to that, he served as President and Chief Operating Officer of Cogent Design Inc., a privately-held practice management software system.

      Stephen E. K. Graham, 48. Mr. Graham has been the Chief Financial Officer of Shiloh Industries, Inc., a publicly traded manufacturer of automotive components since joining the Company in October 2001. Prior to that, Mr. Graham has held the position of Chief Financial Officer with several companies, the first in 1994 when he joined Truck Components Inc., a publicly traded company with foundry and machining operations serving the heavy truck, automotive, construction and agricultural industries. Following his tenure at Truck Components Inc., Mr. Graham served as the Chief Financial Officer of Dura Automotive Systems, Inc., also a publicly traded manufacturer of automotive components from May 1996 until February 2000. After Dura Automotive Systems, Inc., and immediately before joining Shiloh Industries, Inc., Mr. Graham joined Republic Technologies International, a fully integrated steel producer.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

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
Exhibit
No.        Description
10.1       Stockholders Agreement, dated October 8, 2003  (incorporated by reference to Exhibit 10.5 to
           Neenah's Form S-4 Registration Statement (File No. 333-111008) filed on December 8, 2003)
10.2       Letter Agreement, dated May 18, 2006 (incorporated by reference to Exhibit 10.2 to Neenah's
           Form 8-K dated May 19, 2006)
99.1       Securities Purchase Agreement, dated as of May 19, 2006 (incorporated by reference to Exhibit
           99.1 to Neenah's Form 8-K dated May 19, 2006)
99.2       Stock Purchase Agreement, dated as of May 19, 2006 (incorporated by reference to Exhibit 99.2 to Neenah's Form 8-K dated May 19, 2006)
99.3       Transfer Notice, dated as of May 19, 2006 (incorporated by reference to Exhibit 99.3 to
           Neenah's Form 8-K dated May 19, 2006)
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NEENAH FOUNDRY COMPANY


                                   /s/ Gary W. LaChey
Date:  June 1, 2006                ---------------------------------
                                   Name:  Gary W. LaChey
                                   Title: Corporate Vice President - Finance


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                                  EXHIBIT INDEX

Exhibit
No.        Description
10.1       Stockholders Agreement, dated October 8, 2003  (incorporated by reference to Exhibit 10.5 to
           Neenah's Form S-4 Registration Statement (File No. 333-111008) filed on December 8, 2003)
10.2       Letter Agreement, dated May 18, 2006 (incorporated by reference to Exhibit 10.2 to Neenah's
           Form 8-K dated May 19, 2006)
99.1       Securities Purchase Agreement, dated as of May 19, 2006 (incorporated by reference to Exhibit
           99.1 to Neenah's Form 8-K dated May 19, 2006)
99.2       Stock Purchase Agreement, dated as of May 19, 2006 (incorporated by reference to Exhibit 99.2 to Neenah's Form 8-K dated May 19, 2006)
99.3       Transfer Notice, dated as of May 19, 2006 (incorporated by reference to Exhibit 99.3 to
           Neenah's Form 8-K dated May 19, 2006)
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